UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22473

Stone Harbor Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2012 – February 28, 2013

Item 1. Schedule of Investments.

Stone Harbor Emerging Markets Income Fund	Statement of Investments
February 28, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 70.27%

Argentina - 1.79%
City of Buenos Aires Argentina	USD	9.950%	03/01/2017	1,249,000	$1,055,405	(1)(2)

Republic of Argentina:
	EUR	6.742%	12/31/2033	3,296,253	2,194,748	(1)
	EUR	6.734%	12/31/2033	5,372,635	3,542,196	(1)

					6,792,349

Brazil - 5.65%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2014	1,749,000	897,922
	BRL	10.000%	01/01/2021	39,460,000	20,573,999

					21,471,921

Croatia - 0.76%
Croatian Government:
	USD	6.250%	04/27/2017	503,000	543,869	(2)
	USD	6.375%	03/24/2021	2,141,000	2,349,747	(1)(2)

					2,893,616

Dominican Republic - 0.94%
Dominican Republic International Bond:
	USD	9.040%	01/23/2018	801,152	901,296	(3)
	USD	7.500%	05/06/2021	2,383,000	2,689,811	(1)(3)

					3,591,107

El Salvador - 0.72%
Republic of El Salvador:
	USD	7.375%	12/01/2019	1,300,000	1,547,000	(1)(3)
	USD	7.750%	01/24/2023	334,000	405,810	(3)
	USD	5.875%	01/30/2025	737,000	781,220	(2)

					2,734,030

Ghana - 0.33%
Republic of Ghana	USD	8.500%	10/04/2017	1,077,000	1,238,550	(1)(3)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Guatemala - 0.14%
Republic of Guatemala	USD	4.875%	02/13/2028	540,000	$531,900	(2)

Hungary - 6.02%
Republic of Hungary:
	EUR	4.500%	01/29/2014	746,000	993,420	(1)
	GBP	5.500%	05/06/2014	65,000	101,059
	GBP	5.000%	03/30/2016	223,000	344,952
	EUR	3.500%	07/18/2016	307,000	395,043
	EUR	4.375%	07/04/2017	908,000	1,175,068	(1)
	EUR	5.750%	06/11/2018	287,000	388,979
	EUR	6.000%	01/11/2019	835,000	1,141,235	(1)
	USD	6.250%	01/29/2020	8,000,000	8,700,000	(1)
	EUR	3.875%	02/24/2020	5,000,000	6,099,372	(1)
	USD	5.375%	02/21/2023	3,600,000	3,559,500	(1)

					22,898,628

Indonesia - 0.73%
Republic of Indonesia	USD	11.625%	03/04/2019	1,885,000	2,768,594	(1)(3)

Iraq - 0.04%
Republic of Iraq	USD	5.800%	01/15/2028	174,000	161,385	(3)

Lithuania - 0.66%
Republic of Lithuania:
	USD	7.375%	02/11/2020	180,000	228,636	(3)
	USD	6.125%	03/09/2021	1,894,000	2,271,058	(1)(3)

					2,499,694

Mexico - 12.67%
Mexican Bonos:
	MXN	8.000%	12/17/2015	19,880,000	1,703,689
	MXN	6.250%	06/16/2016	41,740,000	3,444,695
	MXN	7.750%	12/14/2017	4,000,000	355,107
	MXN	8.500%	12/13/2018	105,610,000	9,852,536
	MXN	8.000%	06/11/2020	165,330,000	15,478,822
	MXN	6.500%	06/09/2022	200,000,000	17,344,164

					48,179,013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Morocco - 0.19%
Moroccan Government	USD	4.250%	12/11/2022	689,000	$707,086	(2)

Nigeria - 1.17%
Nigeria Government Bond	NGN	15.100%	04/27/2017	613,000,000	4,452,073

Panama - 0.16%
Republic of Panama	USD	8.125%	04/28/2034	424,000	619,040

Romania - 6.29%
Romania:
	RON	5.850%	07/28/2014	47,940,000	14,442,831
	RON	5.800%	10/26/2015	15,230,000	4,588,941
	USD	6.750%	02/07/2022	370,000	440,300	(2)
	USD	6.750%	02/07/2022	2,184,000	2,598,960	(1)(3)
	USD	4.375%	08/22/2023	1,862,000	1,848,035	(2)

					23,919,067

Russia - 14.82%
Russian Federation:
	RUB	6.880%	07/15/2015	420,000,000	14,010,053
	RUB	7.850%	03/10/2018	50,000,000	1,762,517	(3)
	RUB	7.600%	04/14/2021	1,168,600,000	40,602,347

					56,374,917

Slovakia - 0.78%
Republic of Slovakia	USD	4.375%	05/21/2022	2,794,000	2,979,103	(1)(2)

South Africa - 5.51%
Republic of South Africa:
	ZAR	13.500%	09/15/2015	40,620,000	5,372,033
	ZAR	8.000%	12/21/2018	20,260,000	2,460,637
	ZAR	7.250%	01/15/2020	105,100,000	12,278,346
	ZAR	6.750%	03/31/2021	7,380,000	836,806

					20,947,822

Turkey - 1.40%
Republic of Turkey:
	USD	7.500%	11/07/2019	795,000	1,012,631	(1)
	USD	5.625%	03/30/2021	349,000	406,149

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Turkey (continued)
Republic of Turkey (continued)
	USD	5.125%	03/25/2022	1,668,000	$1,878,585	(1)
	USD	6.250%	09/26/2022	1,668,000	2,028,705	(1)

					5,326,070

Ukraine - 0.77%
Financing of Infrastructure	USD	9.000%	12/07/2017	649,000	683,072	(2)

Ukraine Government:
	USD	6.875%	09/23/2015	2,000,000	2,025,000	(1)(2)
	USD	7.750%	09/23/2020	212,000	226,310	(3)

					2,934,382

Venezuela - 8.73%
Republic of Venezuela:
	USD	8.500%	10/08/2014	1,457,000	1,498,889	(1)
	USD	13.625%	08/15/2018	518,000	597,643	(3)
	USD	7.750%	10/13/2019	8,740,000	8,445,025	(1)(3)
	USD	12.750%	08/23/2022	18,784,700	22,659,044	(1)(3)

					33,200,601

TOTAL SOVEREIGN DEBT OBLIGATIONS					267,220,948

(Cost $262,653,432)

BANK LOANS - 0.68%(4)

Indonesia - 0.68%
PT Bumi Tranche A	USD	15.000%	01/18/2013	2,324,754	1,441,350
PT Bumi Tranche B	USD	15.000%	01/18/2013	1,855,452	1,150,382

					2,591,732

TOTAL BANK LOANS					2,591,732

(Cost $4,180,207)

CORPORATE BONDS - 28.53%

Argentina - 0.34%
Capex SA	USD	10.000%	03/10/2018	1,113,000	829,185	(2)

Empresa Distribuidora Y Comercializadora Norte:
	USD	9.750%	10/25/2022	458,000	223,275	(3)
	USD	9.750%	10/25/2022	511,000	249,112	(2)

					1,301,572

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Brazil - 3.85%
Banco do Brasil SA:
	USD	3.875%	10/10/2022	357,000	$351,199
	USD	6.250%	12/31/2049	2,300,000	2,297,125	(2)(5)
BR Malls International Finance Ltd.	USD	8.500%	01/21/2049	1,018,000	1,116,033	(2)
ESAL GmbH	USD	6.250%	02/05/2023	1,950,000	1,940,250	(2)
General Shopping Finance Ltd.	USD	10.000%	11/09/2015	1,120,000	1,125,600	(2)
Minerva Luxembourg SA	USD	7.750%	01/31/2023	2,000,000	2,150,000	(2)
OGX Austria GmbH	USD	8.500%	06/01/2018	3,994,000	3,594,600	(2)
QGOG Atlantic / Alaskan Rigs Ltd.	USD	5.250%	07/30/2018	630,418	654,059	(2)
Samarco Mineracao SA	USD	4.125%	11/01/2022	883,000	865,340	(2)
Tonon Bioenergia SA	USD	9.250%	01/24/2020	550,000	556,875	(2)

					14,651,081

Chile - 0.39%
CFR International SpA	USD	5.125%	12/06/2022	500,000	520,000	(2)
GeoPark Latin America Ltd. Agencia en Chile	USD	7.500%	02/11/2020	950,000	971,969	(2)

					1,491,969

China - 2.33%
Country Garden Holdings Co. Ltd.:

	USD	11.125%	02/23/2018	500,000	581,250	(3)
	USD	11.125%	02/23/2018	750,000	871,875	(2)
	USD	7.500%	01/10/2023	349,000	363,833	(2)
Evergrande Real Estate Group Ltd.	USD	13.000%	01/27/2015	1,510,000	1,651,563	(3)
Kaisa Group Holdings Ltd.	USD	13.500%	04/28/2015	2,012,000	2,183,020	(3)
MIE Holdings Corp.	USD	9.750%	05/12/2016	965,000	1,056,675	(2)
Sinochem Overseas Capital Co. Ltd.	USD	4.500%	11/12/2020	366,000	396,130	(3)
Sinopec Group Overseas Development 2012 Ltd.	USD	4.875%	05/17/2042	638,000	707,829	(1)(2)
Texhong Textile Group Ltd.	USD	7.625%	01/19/2016	1,000,000	1,060,000	(1)(3)

					8,872,175

Colombia - 0.55%
Bancolombia SA	USD	5.125%	09/11/2022	507,000	515,872
Emgesa SA ESP	COP	8.750%	01/25/2021	911,000,000	598,621	(2)
Empresas Publicas de Medellin ESP:
	COP	8.375%	02/01/2021	500,000,000	321,517	(3)
	COP	8.375%	02/01/2021	1,030,000,000	662,326	(2)

					2,098,336

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Dominican Republic - 0.26%
Cap Cana SA:
	USD	10.000%	04/30/2016	3,341,111	$334,111	(3)(6)(7)
	USD	10.000%	04/30/2016	3,621,970	651,955	(3)(6)(7)

					986,066

India - 0.33%
ICICI Bank Ltd.:
	USD	4.700%	02/21/2018	208,000	223,291	(3)
	USD	6.375%	04/30/2022	1,000,000	1,040,000	(3)(5)

					1,263,291

Indonesia - 0.62%
Berau Coal Energy Tbk PT	USD	7.250%	03/13/2017	500,000	515,000	(3)
BLT Finance BV	USD	7.500%	05/15/2014	1,098,000	126,270	(3)(6)
Indo Energy Finance II BV	USD	6.375%	01/24/2023	594,000	618,502	(2)
PT Adaro Indonesia	USD	7.625%	10/22/2019	1,000,000	1,100,000	(3)

					2,359,772

Jamaica - 0.57%
Digicel Group Ltd.	USD	8.250%	09/30/2020	2,000,000	2,161,000	(2)

Kazakhstan - 2.18%
KazMunaiGaz Finance Sub BV:
	USD	9.125%	07/02/2018	795,000	1,015,613	(1)(3)
	USD	9.125%	07/02/2018	1,014,000	1,295,385	(2)
	USD	7.000%	05/05/2020	1,480,000	1,798,200	(1)(3)
	USD	6.375%	04/09/2021	208,000	244,920	(2)
Zhaikmunai LP Via Zhaikmunai International BV	USD	7.125%	11/13/2019	3,700,000	3,922,000	(1)(2)

					8,276,118

Mexico - 2.96%
Cemex Finance LLC	USD	9.375%	10/12/2022	2,000,000	2,339,080	(1)(2)

Cemex SAB de CV:
	USD	9.000%	01/11/2018	679,000	758,783	(3)
	USD	9.000%	01/11/2018	1,041,000	1,163,317	(2)
	USD	9.500%	06/15/2018	2,000,000	2,315,000	(1)(2)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Mexico (continued)
Geo Maquinaria	USD	9.625%	05/02/2021	5,119,004	$4,683,888	(1)(2)

					11,260,068

Mongolia - 0.21%
Mongolian Mining Corp.	USD	8.875%	03/29/2017	762,000	807,720	(2)

Nigeria - 1.14%
Afren PLC	USD	10.250%	04/08/2019	3,641,000	4,321,685	(1)(2)

Peru - 1.12%
Corp. Azucarera del Peru SA	USD	6.375%	08/02/2022	352,000	381,040	(2)
Inkia Energy Ltd.	USD	8.375%	04/04/2021	3,000,000	3,397,500	(2)
Volcan Cia Minera SAA	USD	5.375%	02/02/2022	431,000	466,557	(2)

					4,245,097

Russia - 3.47%
Alfa Bank OJSC Via Alfa Bond Issuance PLC	USD	7.500%	09/26/2019	2,750,000	2,980,312	(2)
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd.	USD	5.125%	12/12/2017	525,000	538,125	(2)
Evraz Group SA	USD	6.750%	04/27/2018	600,000	627,000	(2)
Gazprom Neft OAO Via GPN Capital SA	USD	4.375%	09/19/2022	750,000	749,063	(2)

Russian Agricultural Bank OJSC Via RSHB Capital SA:
	USD	5.298%	12/27/2017	1,022,000	1,089,708	(1)(3)
	USD	7.750%	05/29/2018	3,000,000	3,536,250	(1)(2)

	USD	6.000%	06/03/2021	1,094,000	1,147,332	(3)(5)
Severstal OAO Via Steel Capital SA	USD	5.900%	10/17/2022	455,000	466,375	(2)
Vimpel Communications Holdings BV	USD	5.200%	02/13/2019	900,000	915,750	(2)

VTB Bank OJSC Via VTB Capital SA:
	USD	6.315%	02/22/2018	720,000	788,400	(3)
	USD	6.250%	06/30/2035	337,000	366,909	(3)

					13,205,224

South Africa - 0.31%
Gold Fields Orogen Holding BVI Ltd.	USD	4.875%	10/07/2020	1,200,000	1,176,000	(3)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Turkey - 0.40%
Yuksel Insaat AS	USD	9.500%	11/10/2015	1,852,000	$1,509,380	(3)

Ukraine - 4.12%
Ferrexpo Finance PLC	USD	7.875%	04/07/2016	2,216,000	2,238,160	(2)

Metinvest BV:
	USD	10.250%	05/20/2015	1,000,000	1,065,000	(3)
	USD	8.750%	02/14/2018	1,768,000	1,812,200	(2)
Mriya Agro Holding PLC	USD	10.950%	03/30/2016	5,191,000	5,372,685	(1)(2)
National JSC Naftogaz of Ukraine	USD	9.500%	09/30/2014	5,000,000	5,193,750	(1)

					15,681,795

United Arab Emirates - 0.97%
DP World Ltd.	USD	6.850%	07/02/2037	700,000	802,375	(3)
Dubai Holding Commercial Operations MTN Ltd.	GBP	6.000%	02/01/2017	1,900,000	2,889,619

					3,691,994

Venezuela - 2.41%
Petroleos de Venezuela SA:
	USD	4.900%	10/28/2014	7,762,070	7,451,587	(1)
	USD	5.000%	10/28/2015	1,844,739	1,704,078	(1)

					9,155,665

TOTAL CORPORATE BONDS					108,516,008

(Cost $109,366,011)

PARTICIPATION NOTES - 2.83%

Argentina - 0.45%
Hidroelec el Chocon SA	USD	8.061%	03/01/2015	1,730,769	1,730,769

Ukraine - 2.38%
Ukreximbank Biz Finance PLC	USD	8.375%	04/27/2015	8,909,000	9,042,635	(1)(3)

TOTAL PARTICIPATION NOTES					10,773,404

(Cost $10,842,792)

	Counterparty	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
CREDIT LINKED NOTES - 18.14%

Argentina - 0.55%
Cablevision SA	Deutsche Bank AG London	USD	9.375%	02/12/2018	3,015,000	$2,110,500

Brazil - 14.10%
Nota Do Tesouro Nacional:
	HSBC Bank	BRL	10.000%	01/01/2017	7,700,000	4,009,295
	JPMorgan Chase & Co.	BRL	10.000%	01/01/2017	19,300,000	10,046,608
	JPMorgan Chase & Co.	BRL	10.000%	01/01/2021	3,200,000	1,668,444
	Citigroup Global Markets	BRL	10.000%	01/01/2021	41,800,000	21,794,048
	Barclays Bank PLC	BRL	10.000%	01/01/2023	30,840,000	16,085,412

						53,603,807

Indonesia - 0.56%
Republic of Indonesia	JPMorgan Chase & Co.	IDR	5.250%	05/15/2018	20,000,000,000	2,117,245

Iraq - 2.93%
Republic of Iraq	Merrill Lynch	JPY	2.550%	01/01/2028	1,498,377,306	11,154,174	(5)(7)

TOTAL CREDIT LINKED NOTES						68,985,726

(Cost $72,013,492)

COMMON STOCK - 1.48%

Iraq - 1.48%
Genel Energy PLC		GBP			500,000	5,613,120	(8)

TOTAL COMMON STOCK						5,613,120

(Cost $8,089,306)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
SHORT TERM INVESTMENTS - 7.51%

Money Market Mutual Funds - 7.51%
Dreyfus Treasury Prime Cash Advantage Fund - Institutional Advantage Shares	USD	0.00004%	N/A	28,560,827	$28,560,827

TOTAL SHORT TERM INVESTMENTS					28,560,827

(Cost $28,560,827)

Total Investments - 129.44%					492,261,765
(Cost $495,706,067)

Liabilities in Excess of Other Assets - (29.44)%					(111,974,924)

Net Assets - 100.00%					$380,286,841

* The contract/principal/share amounts of each security is stated in the currency in which the security is denominated. See below.

BRL	-	Brazilian Real
COP	-	Colombian Peso
EUR	-	Euro Currency
GBP	-	Great Britain Pound
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NGN	-	Nigerian Naira
RON	-	Romanian Leu
RUB	-	New Russian Ruble
USD	-	United States Dollar
ZAR	-	South African Rand

(1)	On February 28, 2013, securities valued at $141,236,197 were pledged as collateral for reverse repurchase agreements.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $82,429,558, which represents approximately 21.68% of net assets as of February 28, 2013.

(3)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 28, 2013, the aggregate market value of those securities was $79,469,356, which represents approximately 20.90% of net assets.

(4)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at February 28, 2013. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(5)	Floating or variable rate security. Interest rate disclosed is that which is in effect at February 28, 2013.
(6)	Security is currently in default/non-income producing.
(7)	This security is considered illiquid. On February 28, 2013, the total market values of these securities were $12,140,240, representing 3.19% of net assets.
(8)	Non-income producing security.

Common Abbreviations:

AS	- Anonim Sirket is the Turkish term for Incorporation.
BV	- Besloten Vennootschap is the Dutch term for private limited liability company.
BVI	- British Virgin Islands.
ESP	- Empresa de Servicios Publicos is the Colombian term for Public Service Company.
GmbH	- Gesellschaft mit beschrankter Haftung is the German term for a company wtih limited liability.
JSC	- Joint Stock Company.
LLC	- Limited Liability Company.
Ltd.	- Limited.
MTN	- Medium Term Note.
OAO	- Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	- Open Joint Stock Company.
PLC	- Public Limited Company.
SA	- Generally designates corporations in various countries, mostly those employing the civil law.
SAA	- Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB de CV	- A variable capital company.
Tbk	- Terbuka is the Indonesian term for limited liability company.

See Notes to Statement of Investments

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	COP	2,644,309,500	Sale	03/08/13	$1,457,662	$12,338
JPMorgan Chase & Co.	EUR	24,753,600	Sale	03/15/13	32,320,679	620,422
JPMorgan Chase & Co.	EUR	16,744,000	Sale	04/15/13	21,868,029	47,355
JPMorgan Chase & Co.	GBP	6,194,900	Sale	03/15/13	9,397,175	447,450
JPMorgan Chase & Co.	GBP	5,998,000	Sale	04/15/13	9,096,994	13,488
JPMorgan Chase & Co.	JPY	1,065,431,000	Sale	03/15/13	11,495,682	369,466
JPMorgan Chase & Co.	JPY	1,039,077,000	Sale	04/15/13	11,213,921	41,855
Citigroup Global Markets	NGN	1,451,250,000	Purchase	03/21/13	9,093,588	93,588
Citigroup Global Markets	RON	6,169,464	Sale	03/18/13	1,843,520	45,766
Citigroup Global Markets	RON	6,169,464	Purchase	03/18/13	1,843,520	53,973
Citigroup Global Markets	RUB	108,190,320	Sale	04/24/13	3,497,312	68,031

						$1,813,732

Citigroup Global Markets	COP	853,275,001	Purchase	03/27/13	$469,395	$(160)
JPMorgan Chase & Co.	EUR	24,753,600	Purchase	03/15/13	32,320,679	(78,268)
JPMorgan Chase & Co.	EUR	3,559,603	Purchase	04/15/13	4,648,919	(7,041)
JPMorgan Chase & Co.	GBP	6,194,900	Purchase	03/15/13	9,397,175	(14,117)
JPMorgan Chase & Co.	JPY	1,065,431,000	Purchase	03/15/13	11,495,682	(43,698)
Citigroup Global Markets	RUB	108,190,320	Purchase	04/24/13	3,497,312	(39,360)

						$(182,644)

*The contracted amount is stated in the currency in which the security is denominated.

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees. Information related to the illiquid securities is as follows:

Date(s) of Purchase	Security	Cost	Market Value	% of Net Assets

08/10/2010 - 11/01/2011	Cap Cana SA	$2,140,363	$334,111	0.09%
08/10/2010 - 02/23/2011	Cap Cana SA	2,948,226	651,955	0.17%
01/20/2011	Republic of Iraq, 2.550%, 01/01/2028	13,382,230	11,154,174	2.93%

			$12,140,240	3.19%

CREDIT DEFAULT SWAPS CONTRACTS

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at Feb 28, 2013	Notional Amount	Market Value	Upfront Premiums Received	Unrealized Depreciation

Petroleos de Ven	Credit Suisse	5.000%	03/20/16	7.783%	$19,000,000	$(1,401,957)	$(1,400,165)	$(1,792)

Stone Harbor Emerging Markets Income Fund	Notes to Statement of Investments
February 28, 2013 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Emerging Markets Income Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on September 10, 2010 pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund commenced operations on December 22, 2010. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDF.”

The Fund’s primary investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets securities. Emerging markets securities include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its Statement of Investments. The policies are in conformity with generally accepted accounting principles in the United States of America (GAAP), which requires management to make estimates and assumptions that affect the reported amounts of the date of the Statement of Investments. Actual results could differ from those estimates.

Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds are valued at their net asset value.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The following is a summary of the Fund’s investment and financial instruments based on the three-tier hierarchy as of February 28, 2013:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Income Fund
Sovereign Debt Obligations	$–	$267,220,948	$–	$267,220,948
Bank Loans	–	–	2,591,732	2,591,732

Corporate Bonds
Dominican Republic	–	–	986,066	986,066
Other	–	107,529,942	–	107,529,942
Participation Notes	–	10,773,404	–	10,773,404

Credit Linked Notes
Argentina	–	–	2,110,500	2,110,500
Iraq	–	–	11,154,174	11,154,174
Other	–	55,721,052	–	55,721,052
Common Stock	5,613,120	–	–	5,613,120
Short Term Investments	28,560,827	–	–	28,560,827
Total	$34,173,947	$441,245,346	$16,842,472	$492,261,765

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$1,813,732	$–	$1,813,732
Liabilities
Credit Default Swap	–	(1,792)	–	(1,792)
Forward Foreign Currency Contracts	–	(182,644)	–	(182,644)
Total	$–	$1,629,296	$–	$1,629,296

*	For detailed country descriptions, see accompanying Statement of Investments.
**

Other financial instruments are derivative instruments not reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

There were no transfers between Levels 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of November 30, 2012	Accrued discount/premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Sales Proceeds	Balance as of February 28, 2013	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at February 28, 2013
Bank Loans	$3,347,070	$–	$(25,882)	$656,427	$(1,385,883)	$2,591,732	$656,427
Corporate Bonds	1,406,659	119,919	–	(540,512)	–	986,066	(540,513)
Credit Linked Notes	15,601,328	57,365	202,058	(1,623,987)	(972,090)	13,264,674	(1,623,987)
TOTAL	$20,355,057	177,284	176,176	(1,508,072)	(2,357,973)	$16,842,472	(1,508,073)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a board approved independent pricing service is unable to provide an evaluated price for a security or Stone Harbor Investment Partners LP (the “advisor”) believes the price provided is not reliable, securities of the Fund may be valued at fair value as described above. In these instances the advisor may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the advisor presents the factors considered in determining the fair value measurements and presents that information to the Audit Committee which meets at least quarterly. The Audit Committee then will provide a recommendation to the Board for approval of the fair value measurements.

The table below provides additional information about the Level 3 Fair Value Measurements as of February 28, 2013:

	Fair Value at February 28, 2013	Valuation Methodology	Unobservable Inputs	Range of Inputs
Stone Harbor Emerging Markets Income Fund
Bank Loans	$2,591,732	Broker Quote	Broker Quote	N/A
Corporate Bonds	986,066	Broker Quote	Broker Quote	N/A
Credit Linked Notes	13,264,674	Broker Quote	Broker Quote	N/A
TOTAL	$16,842,472

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Total Assets immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value at February 28, 2013. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. For the three months ended February 28, 2013, the average amount of reverse repurchase agreements outstanding was $139,625,342, at a weighted average interest rate of 0.6225%.

Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, or any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

2. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities that tend to have higher yields are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-grade bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to it net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Forward Foreign Currency Contracts: The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Credit Default Swaps: The Fund may enter into credit default swap contracts for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

2. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

At February 28, 2013 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Income Fund
Gross appreciation on investments (excess of value over tax cost)	$15,341,801
Gross depreciation on investments (excess of tax cost over value)	(18,786,103)
Net unrealized depreciation	(3,444,302)

Cost of investments for income tax purposes	$495,706,067

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	April 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	April 29, 2013

By:	/s/ James J. Dooley
James J. Dooley
Treasurer, Chief Financial Officer/ Principal Financial Officer

Date:	April 29, 2013